Exhibit 99.2

FOURTH QUARTER FISCAL 2023 Earnings Conference Call Elizabeth “Busy” Burr Interim Chief Executive Officer Matt Schroeder Chief Financial Officer 4/20/2023

Cautionary Statement Regarding Forward Looking Statements Deepen Grow by Driven Initiatives in Core Areas Create Leverage Assets to Develop New Offering 2 Statements in this presentation that are not historical, are forward - looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Such statements include, but are not limited to, statements regarding Rite Aid Corporation’s (the “Company”) outlook and guidance for fiscal 2024 , the continued impact of the global coronavirus (COVID - 19 ) pandemic on the Company’s business ; our key growth initiatives, including the timing and plans to (i) grow our pharmacy business and our Elixir business (ii) deepen our customer loyalty and engagement ; our plans to implement and achieve the benefits of our performance acceleration program ; our specific initiatives relating to pharmacy, front - end and expense control and (iii) scaling our Elixir business ; and any assumptions underlying any of the foregoing . Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward - looking statements . These forward - looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to : risks related to the prolonged impact of the COVID - 19 global pandemic and the emerging new variants, including the government responses thereto ; the impact of COVID - 19 on our workforce, operations, stores, expenses, and supply chain, and the operations or behaviors of our customers, suppliers and business partners ; our ability to successfully implement our store closure program and other strategies ; the impact of our high level of indebtedness, the ability to refinance such indebtedness on acceptable terms (including the impact of rising interest rates, market volatility, and continuing actions by the United States Federal Reserve) and our ability to satisfy our obligations and the other covenants contained in our debt agreements ; outcome of pending or new litigation and government investigations, including without limitation, those related to opioids, “usual and customary” pricing, government payer programs or other matters ; our ability to monetize (and on reasonably available terms) the CMS receivable created in our Part D business ; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions (including changes to laws or regulations relating to labor or wages), including continued impacts of inflation or other pricing environment factors on our costs, liquidity and our ability to pass on price increases to our customers, including as a result of inflationary and deflationary pressures, a decline in consumer financial position, whether due to inflation or other factors, as well as other factors specific to the markets in which we operate ; the impact of private and public third - party payers continued reduction in prescription drug reimbursements, new or disruptive business models or practices, and efforts to encourage mail order ; our ability to manage expenses and our investments in working capital ; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs ; our ability to achieve cost savings and other benefits of our restructuring efforts within our anticipated timeframe, if at all ; the outcome of our continuing efforts to monitor and comply with applicable laws, orders, regulations, policies and procedures ; and our ability to partner and have relationships with health plans and health systems . These and other risks, assumptions and uncertainties are more fully described in Item 1 A (Risk Factors) of our most recent Annual Report on Form 10 - K and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read . To the extent that COVID - 19 adversely affects our business and financial results, it may also have the effect of heightening many of such risk factors . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward - looking statements . Accordingly, you are cautioned not to rely on these forward - looking statements, which speak only as of the date they are made . The degree to which COVID - 19 may adversely affect Rite Aid’s results and operations, including its ability to achieve its outlook for fiscal 2024 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain . As a result, the impact on Rite Aid’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material . Rite Aid expressly disclaims any current intention, and assumes no duty, to update publicly any forward - looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise .

Deepen Grow by Driven Initiatives in Core Areas Create Leverage Assets to Develop New Offering Non - GAAP Financial Measures The following presentation includes the non - GAAP financial measures Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A, which are non - GAAP financial measures . See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures . Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition - related costs, non - recurring litigation and other contractual settlements, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring - related costs, the gains or losses on Bartell acquisition, and change in estimate related to manufacturer rebate receivables . The Company believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare its operating performance over multiple periods . Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility exit and impairment, goodwill and intangible asset impairment charges, inventory write - downs related to store closings, gains or losses on debt modifications and retirements, change in estimate related to manufacturer rebate receivables, and other items (including stock - based compensation expense, merger and acquisition - related costs, non - recurring litigation and other contractual settlements, severance, restructuring - related costs, costs related to facility closures, gain or loss on sale of assets, and the gain or loss on Bartell acquisition) . The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects the Company's results as if the company was on a FIFO inventory basis . The Company believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors . Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items . See the attached tables for a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure . Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock - based compensation expense, merger and acquisition - related costs, non - recurring litigation and other contractual settlements, and other items . See the attached tables for a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure . The Company believes Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A serve as appropriate measures in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors . The Company presents these non - GAAP financial measures in order to provide transparency to its investors because they are measures that management uses to assess both management performance and the financial performance of its operations and to allocate resources . In addition, management believes that these measures may assist investors with understanding and evaluating the Company’s initiatives to drive improved financial performance and enables investors to supplementally compare its operating performance with the operating performance of its competitors including with those of its competitors having different capital structures . While the Company has excluded certain of these items from historical non - GAAP financial measures, there is no guarantee that the items excluded from non - GAAP financial measures will not continue into future periods . For instance, the Company expects to continue to experience charges for facility exit and impairment charges and inventory write - downs related to store closures as the Company continues to complete a multi - year strategic initiative designed to improve overall performance . The Company also expects to continue to experience and report restructuring - related charges associated with continued execution of its strategic initiatives . Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share or other non - GAAP measures should not be considered in isolation from, and are not intended to represent an alternative measure of, operating results or of cash flows from operating activities, as determined in accordance with GAAP . The Company’s definition of these non - GAAP measures may not be comparable to similarly titled measurements reported by other companies, including companies in its industry . 3

FY23 FINANCIAL REVIEW

FY2023 At a Glance 5 $24.1B Total Revenue $429.2M Total Adjusted EBITDA 6.9% Increase in same store sales 9.1% Increase in pharmacy sales 1.6% Increase in FE same store sales (excluding tobacco) 6.5x Leverage ratio down from 7.6x at end of Q3FY23 $141.1M Elixir Adj. EBITDA 2.2% of revenues compared to 1.6% prior year Ended FY2023 ~$1.5B in liquidity $749.9M Net Loss 5.9% Increase in same store maintenance scripts 10.1% Increase in same store acute scripts (excluding COVID - 19 vaccines and tests )

Key Fourth Quarter FY2023 Highlights 6 * Adjusted EBITDA reconciliation in the Appendix • $6.09B Total revenues • $128.6M Adjusted EBITDA* Increase of 21% from prior year quarter • $241.3M Net loss • $18.6M Proceeds from sale of PP&E and prescription files from closed stores • $17.5M Sale - leaseback proceeds • $165M Tender offer on 2025 notes, decreasing amount outstanding to $320M Retail Pharmacy: • $4.8B in retail revenues up 8.2% from prior year quarter • $104.2M Net loss • $101.2M Adjusted EBITDA* • Same store sales increased 8.9% • Same store FE sales grew 2.3% • Same store FE sales (excluding tobacco) grew 2.8% • Total same store scripts increased 9.7% (excluding benefit from COVID - 19 vaccines and tests) • Same store pharmacy sales increased 11.4% • Same store maintenance scripts increased 8.2% • Same store prescriptions, adjusted to 30 - days, increased 5.2% Elixir: • Expanded Elixir adjusted EBITDA margins by 182bps over prior year quarter • Elixir SG&A improved due to reductions in cost structure, which supported the lower memberships

Growing Our P harmacy Business 10 Growing our pharmacy business • Driving higher adherence through increasing medication therapy management consultations and improvements in automated courtesy refill enrollments • Investing in upgraded technology capabilities by expanding central fill facilities, freeing up pharmacist time so they can engage with customers, drive adherence, and expand clinical services • Reducing abandoned scripts by enhancing message timing and content • Retaining scripts from acquired prescription files with centralized retention team • Expanding access to preferred and limited networks 7

Deepening Our Cu stomer L oyalty and Engagement 10 • Optimizing inventory to improve our in - store experience and increase working capital by: • Implementing a store clustering initiative that will enable regional assortments and improve our product relevancy • Increasing space productivity efforts by replacing categories that are over - spaced with faster growing, on trend, categories • Improving our pricing analytics and capabilities by increasing the number of price zones and creating a variable price zone structure • Shifting our investments from circulars to more personalized and targeted digital media • Expanding relationships with 3rd party delivery partners to include mixed basket deliveries  8

Scaling O ur Elixir Business 10 Scaling our Elixir business • Improving procurement economics, specifically through contributions from plan design administration, formulary and rebate management services, and network performance • Optimizing our specialty and mail pharmacies with expanded access to networks and additional limited distribution network drugs (gained access to ESI & Optum Medicare networks) • Continuing focus on client retention through improved reporting and pricing competitiveness • Building out top of the sales funnel by expanding relationships among brokers, TPAs, consultants • Improving our right to win by offering a new diabetes clinical solution, enhanced rebate reconciliation processes, and formulary consultations • Relaunched our claims adjudication software Laker as a service to other PBMs 9

We Are Implementing a Proven T urnaround M odel 10 • Partnering with one of the world’s leading consulting firms • Applying a proven model that has been used by other Fortune 150 companies to successfully turn around their businesses • Leveraging a highly prescriptive and programmatic approach to deliver results • Applying rapid cadence and analytical rigor , engaging associates across the enterprise • Upleveling talent and capabilities to bring in new discipline and expertise • Focusing on driving performance acceleration – enabling us to effectively and efficiently capture value and drive growth 10

GUIDANCE

FY2024 Guidance • $21.7B - $22.1B Total revenues • $340M – $370M Adjusted EBITDA • Retail Pharmacy $240M - $260M • Elixir $100M - $110M • ($4.93) – ($4.44) Dil uted adjusted net loss per share • ~$225M Capital expenditures

To Grow the C ore, W e A re L eaning I nto S pecific Initiatives 13 • Elevating Price management responsiveness, Promo optimization, Product mix • Improving Shelf Space efficiency • Increasing penetration of Owned brands, and realizing greater impact from Marketing/ Digital initiatives Front End • Improved retention from acquisition efforts • Reduction in abandoned scripts through messaging & in - store execution, using a patented clinical tool to identify clinical opportunities (vaccine recommendations) • Engagement for adherence programs Pharmacy • Spend management program to reduce/ eliminate non - critical spend • Targeted negotiations with suppliers on commercial/ business terms • Realizing cost savings in generic drug purchases Expense Control

APPENDIX

Q4 Fiscal 2023 Summary Create Leverage Assets to Develop New Offering ($ in millions, except per share amounts) 14 Weeks Ended March 4, 2023 13 Weeks Ended February 26 , 2022 Revenues $ 6,092.9 $ 6,065.4 Net Loss $ (241.3) $ (389.1) Net Loss per Diluted Share $ (4.39) $ (7.18) Adjusted Net Loss per Diluted Share $ (1.24) $ ( 2 .24) Adjusted EBITDA $ 128.6 2.11% $ 106.1 1.75% 15

Q4 - Fiscal 2023 Reconciliation of Net Loss to Adjusted EBITDA 16 ($ in thousands) 14 Weeks Ended March 4, 2023 13 Weeks Ended February 26, 2022 Net loss $ (241,311) $ (389,062) Adjustments: • Interest expense 66,331 46,094 • Income tax benefit (21,421) (6,695) • Depreciation and amortization 68,450 72,995 • LIFO charge 27,661 414 • Facility exit and impairment charges 76,430 112,551 • Goodwill and intangible asset impairment charges 119,000 229,000 • Gain on debt modifications and retirements, net (38,830) - • Merger and Acquisition - related costs - 678 • Stock - based compensation expense 2,902 4,230 • Restructuring - related costs 46,675 9,948 • Inventory write - downs related to store closings 2,136 3,942 • Litigation and other contractual settlements 18,059 - • (Gain) loss on sale of assets, net (7,294) 5,584 • Change in estimate related to manufacturer rebate receivables - 15,068 • Other 9,797 1,328 Adjusted EBITDA $ 128,585 $ 106,075 Percent of revenues 2.11% 1.75%

Q4 - Fiscal 2023 Reconciliation of Net Loss to Adjusted Net Loss Create Leverage Assets to Develop New Offering 17 ($ in thousands, except per share amounts) Net loss $ (241,311) $ (389 ,062) Add back - Income tax benefit (21,421) (6,695) Loss before income taxes $ (262,732) $ (395,757) Adjustments: Amortization expense 17,356 18,854 LIFO charge 27,661 414 Goodwill and intangible asset impairment charges 119,000 229,000 Gain on debt modifications and retirements, net (38,830) - Merger and Acquisition - related costs - 678 Restructuring - related costs 46,675 9,948 Litigation and other contractual settlements 18,059 - Change in estimate related to manufacturer rebate receivables - 15,068 Adjusted loss before income taxes $ ( 72 ,811) $ (121,795) Adjusted income tax benefit (4,583) (588) Adjusted net loss $ (68,228) $ (121,207) Net loss per diluted share $ (4.39) $ (7.18) Adjusted net loss per diluted share $ (1 .24) $ (2.24) 14 Weeks Ended March 4, 2023 13 Weeks Ended February 26, 2022

Q4 - Fiscal 2023 Summary – Retail Pharmacy Segment Create Leverage Assets to Develop New Offering 18 ($ in millions) Revenues $ 4,795.7 $ 4,433.4 Adjusted EBITDA Gross Profit (1) $ 1,186.1 24.73% $ 1,185.1 26.73% Adjusted EBITDA SG&A (1) $ 1,084.9 22.62% $ 1,082.7 24.42% Adjusted EBITDA $ 101.2 2.11% $ 102.4 2.31% (1) Refer to slides 19 and 20 for the reconciliations of these non - GAAP measures to their applicable GAAP measures. 14 Weeks Ended March 4, 2023 13 Weeks Ended February 26, 2022

Reconciliation of Adj. EBITDA Gross Profit – Retail Pharmacy Segment Create Leverage Assets to Develop New Offering 19 ($ in millions) 14 Weeks Ended March 4, 2023 13 Weeks Ended February 26, 2022 Revenues $ 4,795.7 $ 4,433.4 Gross Profit 1,155.2 1,178.5 Addback: LIFO charge 27.7 0.4 Depreciation and amortization (COGS portion only) 2.0 3.3 Other 1.2 2.9 Adjusted EBITDA Gross Profit $ 1,186.1 $ 1,185.1 Adjusted EBITDA Gross Profit as a percent of revenues 24.73% 26.73%

Reconciliation of Adj. EBITDA SG&A – Retail Pharmacy Segment Create Leverage Assets to Develop New Offering 20 ($ in millions) 14 Weeks Ended March 4, 2023 13 Weeks Ended February 26 , 2022 Revenues $ 4,795.7 $ 4,433.4 Selling, general and administrative expenses 1,207.4 1,151.4 Less: Depreciation and amortization (SG&A portion only) 55.9 57 .3 Stock - based compensation expense 2.6 4.0 Merger and Acquisition - related costs - 0.7 Restructuring - related costs 40 .8 4.3 Litigation and other contractual settlements 12.7 - Other 10.5 2.4 Adjusted EBITDA SG&A $ 1,084.9 $ 1,082.7 Adjusted EBITDA SG&A as a percent of revenues 22.62% 24.42%

Pharmacy Services Segment Results 21 ($ in millions) Revenues $ 1,342.3 $ 1,693.8 Cost of Revenues 1,248.5 1,631.0 Gross Profit 93 .8 62.8 Selling, General and Administrative Expenses (88.6) (92.4) Addback: Depreciation and Amortization 10.6 12.3 Restructuring - related costs 5.9 5.7 Litigation and other contractual settlements 5.4 - Change in estimate related to manufacturer rebate receivables - 15.1 Other 0.3 0.2 Adjusted EBITDA - Pharmacy Services Segment $ 27.4 $ 3.7 14 Weeks Ended March 4, 2023 13 Weeks Ended February 26, 2022

Comparable Store Sales Growth 10 Create Leverage Assets to Develop New Offering 22 FY2022 FY2023 Excluding cigarette and tobacco products Q4 2022 Q1 2023 Q2 2023 10.7% 6.6% 8.0% 9.5% 11.4% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 RX SALES 2.7% - 0.5% - 0.3% 2.2% 2.3% 3.2% 0.0% 0.2% 2.7% 2.8% Q3 2023 FRONT END SALES Q4 2023 8.7% 0.9% 3.1% 4.4% 5.2% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 SCRIPT COUNT (1) (1) Script count growth shown on a 30 - day equivalent basis.

Capitalization Table Create Leverage Assets to Develop New Offering 23 ($ in thousands) March 4, 2023 February 26, 2022 Secured Debt: Senior secured revolving credit facility due August 2026 1,183,883$ 690,990$ FILO Term Loan due August 2026 397,910 347,656 1,581,793 1,038,646 Second Lien Secured Debt: 7.5% senior secured notes due July 2025 317,473 593,176 8.0% senior secured notes due November 2026 838,659 835,521 1,156,132 1,428,697 Unguaranteed Unsecured Debt: 7.7% notes due February 2027 185,293 236,744 6.875% fixed-rate senior notes due December 2028 2,040 28,899 187,333 265,643 Lease financing obligations 18,912 20,374 Total debt 2,944,170 2,753,360 Current maturities of long-term debt and lease financing obligations (6,332) (5,544) Long-term debt and lease financing obligations, less current maturities 2,937,838$ 2,747,816$ Total debt, gross 2,976,569$ 2,795,679$ Less: Unamortized debt issuance costs (32,399) (42,319) Total Debt per balance sheet: 2,944,170$ 2,753,360$

Expand Growth in New Markets 24 Leverage Ratio ($ in thousands) Total Debt: $ 2,944,170 Less: Cash and cash equivalents (157,151) Net Debt $ 2,787,019 LTM Adjusted EBITDA: Retail Pharmacy Segment 288,077 Pharmacy Services Segment 141,103 LTM Adjusted EBITDA $ 429,180 Leverage Ratio 6.49 March 4, 2023

Expand Growth in New Markets 25 FY 2024 Guidance ($ in thousands) Total Revenues $ 21,700,000 $ 22,100,000 Pharmacy Services Segment Revenues $ 3,900,000 $ 4,000,000 Gross Capital Expenditures $ 225,000 $ 225,000 Reconciliation of net loss to adjusted EBITDA: Net loss $ (466,000) $ (439,000) Adjustments: Interest expense 273,000 273,000 Income tax expense 2,000 5,000 Depreciation and amortization 280,000 280,000 LIFO charge 30,000 30,000 Facility exit and impairment charges 109,000 109,000 Restructuring - related costs 93,000 93,000 Litigation and other contractual settlements 4,000 4,000 Loss on sale of assets, net 2,000 2,000 Other 13,000 13,000 Adjusted EBITDA $ 340,000 $ 370,000 Guidance Range Low High

FY 2024 Guidance (cont.) Expand Growth in New Markets 26 FY 2023 Guidance ($ in thousands) Guidance Range Low High Net loss $ (466,000) $ (439,000) Add back - income tax expense 2,000 5,000 Loss before income taxes (464,000) (434,000) Adjustments: Amortization expense 68,000 68,000 LIFO charge 30,000 30,000 Restructuring - related costs 93,000 93,000 Litigation and other contractual settlements 4,000 4,000 Adjusted loss before adjusted income taxes (269,000) (239,000) Adjusted income tax expense 2,000 5,000 Adjusted net loss $ (271,000) $ (244,000) Diluted adjusted net loss per share $ (4.93) $ (4.44)